UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2011

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Utah	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor Salt Lake City, Utah		84133
(Address of Principal Executive Office)		(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Zions Bancorporation (the “Company”) hereby incorporates the Exhibits to this Current Report on Form 8-K relating to the issuance and sale by the Company of the following debt securities by reference into the Company’s Registration Statement on Form S-3 (No. 333-173299) as supplemented by the Prospectus Supplement dated April 19, 2011:

•	$3,796,000 5.25% Senior Medium-Term Notes due December 12, 2012

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Callister Nebeker & McCullough (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: December 12, 2011	By:	/s/ Thomas E. Laursen
Thomas E. Laursen Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Callister Nebeker & McCullough (included in Exhibit 5.2).